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Exhibit 23.2

Consent of Independent Public Accountants

        We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated August 15, 2002, accompanying the consolidated financial statements included in the Annual Report on Form 10-K of HF Financial Corp. for the fiscal year ended June 30, 2002.

                      /s/  MCGLADREY & PULLEN, LLP

Sioux Falls, South Dakota
February 11, 2003

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Consent of Independent Public Accountants